UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               June 16, 2003

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

144-51 NORTHERN BOULEVARD FLUSHING, NEW YORK
(Address of principal executive offices)

11354
(Zip code)

(718) 961-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

       Flushing Financial Corporation (Nasdaq: FFIC)announced that, through an arrangement with Sandler O'Neil Partners, it will make a presentation to several institutional investors. The presentation will be available on the Company's website, www.flushingsavings.com and will remain available through June 30, 2003.

Item 7(c). Exhibits

99.1.     Press release of Flushing Financial Corporation, dated June 16, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2003

FLUSHING FINANCIAL CORPORATION

By:	/s/ Michael J. Hegarty

Name:	Michael J. Hegarty
Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit		Page
99.1	Press release of Flushing Financial Corporation,
	dated June 16, 2003	5

EXHIBIT 99.1.
Press release of Flushing Financial Corporation, dated June 16, 2003

CONTACT:

Monica C. Passick	Van Negris / Lexi Terrero
Chief Financial Officer	Van Negris & Company, Inc.
Flushing Financial Corporation	(212) 396-0606
(718) 961-5400

FOR IMMEDIATE RELEASE

Flushing Financial to Speak to Institutional Investors

FLUSHING, NY - June 16, 2003 - Flushing Financial Corporation (Nasdaq: FFIC) today announced that, through an arrangement with Sandler O'Neill Partners, it will make presentations to several institutional investors.

Michael J. Hegarty, Flushing Financial's President and Chief Executive Officer, and John R. Buran, Flushing Financial's Executive Vice President and Chief Operating Officer will make the presentations in the Midwest on June 18th and 19th, and in New York City on June 20th.

The presentations will focus on the Company's 2002 and first quarter 2003 performance, and will also include a presentation on the Company's strategic operating objectives.

The presentation will be available on the Company's website, www.flushingsavings.com and will remain available through June 30, 2003.

Flushing Financial Corporation is the holding company for Flushing Savings Bank, FSB, a federally chartered stock savings bank insured by the Federal Deposit Insurance Corporation ("FDIC"). The Bank conducts its business through ten banking offices located in Queens, Brooklyn, Manhattan, Bronx, and Nassau County.

  "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts", "forecasts", "potential" or "continue" or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

Additional information on Flushing Financial Corporation may be obtained by visiting the Company's web site at www.flushingsavings.com.

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